Press Release	Source: The Cushing MLP Total Return Fund

The Cushing MLP Total Return Fund Announces Public Offering of Common Shares

Monday, March 8, 2010

DALLAS, TEXAS-- The Cushing MLP Total Return Fund (the “Fund”) (NYSE: SRV) today announced that it has commenced a public offering of 3,000,000 common shares pursuant to the Fund’s effective shelf registration statement filed with the U.S. Securities and Exchange Commission (the “SEC”).  The Fund also intends to grant the underwriters a 45-day option to purchase up to 450,000 additional common shares to cover over-allotments, if any.  Net proceeds of the offering will be used to make additional portfolio investments that are consistent with the Fund’s investment objective and for general corporate purposes.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (AMEX: LTS), is acting as sole book-running manager for the offering.  Rodman & Renshaw, LLC, Maxim Group LLC and National Securities Corporation are acting as co-managing underwriters for the offering. The offering of these securities will be made only by means of a prospectus. A copy of the preliminary prospectus supplement and prospectus supplement relating to the offering may be obtained from the following address:

Ladenburg Thalmann & Co. Inc.
Attn: Syndicate Department
58 South Service Road, Suite 160
Melville, New York 11747
Telephone: 631-270-1600
Fax: 631-270-1998

Investors may also obtain these documents free of charge from the Securities and Exchange Commission’s website at www.sec.gov.

An investor should read the Fund’s preliminary prospectus supplement and prospectus supplement carefully before investing. The preliminary prospectus supplement and prospectus supplement contain important information about the Fund and its investment objective and policies, risks, charges and expenses.

This press release does not constitute an offer to sell or a solicitation to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction. A registration statement relating to these securities was filed with, and has been declared effective by, the Securities and Exchange Commission.

About The Cushing MLP Total Return Fund

The Cushing MLP Total Return Fund is a non-diversified, closed-end management investment company. The Fund’s investment objective is to obtain a high after-tax total return from a combination of capital appreciation and current income. No assurance can be given that the Fund’s investment objective will be achieved. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets, plus any borrowings for investment purposes, in MLP investments.

The Fund is traded on the New York Stock Exchange under the symbol “SRV.” The Fund is managed by Swank Energy Income Advisors, LP, an SEC-registered Investment Advisor headquartered in Dallas, Texas.

Contact:
The Cushing MLP Total Return Fund
For additional information contact:
Curt Pabst: (214) 635-1689
www.swankfunds.com

Source: The Cushing MLP Total Return Fund

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words, “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.